Exhibit 10.25.4.6a
Schedule of Omitted Guaranties
(Fixed Rate Pools)
     The agreements listed below are substantially identical in all material respects to the Guaranty for Fixed Rate Pool 1, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association (the “Form Guaranty”), except as to the identity of the borrowers of the underlying debt, the principal amount of the underlying debt and the maximum amount payable by the guarantor. The following table specifically identifies each of these differences. There are no other material differences between any of the agreements listed below and the Form Guaranty. These agreements are not being filed as exhibits in reliance on Instruction 2 to Item 601 of Regulation S-K.

		Principal
		Balance of	Maximum
		Borrowers’	Guaranteed
Omitted Agreement	Borrowers	Debt	Amount
Guaranty for Fixed Rate Pool 2, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford Phoenix Airport LP Ashford Plano-R LP Ashford San Jose LP Ashford Richmond LP Ashford Plymouth Meeting LP Ashford Hawthorne LP Ashford Manhattan Beach LP	$126,466,000	$21,300,000

Guaranty for Fixed Rate Pool 3, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford San Francisco II LP Ashford Seattle Downtown LP	$128,408,000	$21,650,000

Guaranty for Fixed Rate Pool 4, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford LLB C-Hotel Management, LP Ashford LLB SHS Management, LP Ashford LLB F-Inn Management, LP Ashford Edison LP Ashford Atlanta Buckhead LP	$103,906,000	$17,500,000

		Principal
		Balance of	Maximum
		Borrowers’	Guaranteed
Omitted Agreement	Borrowers	Debt	Amount
Guaranty for Fixed Rate Pool 5, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford Durham I LLC Ashford Durham II LLC Ashford Bucks County LLC Ashford Flagstaff LP Ashford Market Center LP Ashford Bridgewater Hotel Partnership, LP	$158,105,000	$26,650,000

Guaranty for Fixed Rate Pool 6, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford Plano-M LP Ashford Seattle Waterfront LP Ashford Tampa International Hotel Partnership, LP	$260,980,000	$43,975,000

Guaranty for Courtyard Philadelphia, executed as of April 11, 2007, by the Registrant for the benefit of Wachovia Bank, National Association	Ashford Philadelphia Annex LLC	$35,000,000	$5,900,000